EXHIBIT 10.2
                                                                    ------------

                           SECOND GLOBAL AMENDMENT AND
                  REAFFIRMATION OF SUBORDINATED DEBT DOCUMENTS

         THIS SECOND GLOBAL AMENDMENT AND REAFFIRMATION OF SUBORDINATED DEBT DOCUMENTS (this "Global Amendment") is made as of September 26, 2007, by and among RONHOW, LLC, a Georgia limited liability company, (the "Lender"), HAROLD'S STORES, INC., an Oklahoma corporation (the "Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation, and HSTX, INC., a Texas corporation (each, individually, a "Guarantor" and collectively the "Guarantors").

                                    RECITALS:

         WHEREAS, Lender and Parent have entered into that certain Subordinated Loan Agreement, dated as of August 31, 2006 and amended as of April 26, 2007 ("Subordinated Loan Agreement"), and Guarantors have guaranteed the obligations of Parent thereunder in favor of Lender pursuant to that certain Subordinated Guaranty, dated as of August 31, 2006 and amended as of April 26, 2007 ("Subordinated Guaranty"). The Subordinated Loan Agreement and the Subordinated Guaranty are secured by the Subordinated Security Agreement, dated as of August 31, 2006 and amended as of April 26, 2007, by Parent and Guarantors in favor of Lender ("Subordinated Security Agreement"); and

         WHEREAS, on the date hereof, Wells Fargo Retain Finance II, LLC or its affiliate (collectively, "Wells") has established a general ledger account (the "Deposit Account") in the name of the Lender to secure letters of credit (the "LCs") issued by Wells for the account of the Parent; and

         WHEREAS, on the date hereof, Lender has delivered to Wells by wire transfer of immediately available funds the sum of $600,000 (the "Deposit") for deposit into the Deposit Account;

         WHEREAS, concurrent with the execution and delivery of this Global Amendment, the Lender will deliver to Wells a Limited Recourse Guaranty and Security Agreement (the "Lender Guaranty"); and

         WHEREAS, the Lender Guaranty shall authorize Wells to set off amounts held in the Deposit Account against any obligations owed by the Parent to Wells under the LCs; and

         WHEREAS, the Lender, the Parent and the Guarantors desire that any amounts of the Deposit set off pursuant to the terms of the Lender Guaranty shall be deemed advances to the Parent under the Tranche B Revolving Loan (defined below) under the Subordinated Loan Agreement, in each case until such time as Wells or the Parent may restore to the Deposit Account such amounts set off; and

         WHEREAS, the Lender, the Parent and the Guarantors desire to (i) increase the amount available to be borrowed by the Parent under the Tranche B Revolving Loan under the Subordinated Loan Agreement to (ii) allow portions of the Deposit Account set off by Wells to be deemed advances to the Parent under the Tranche B Revolving Loan; (iii) allow a fee payable by the Parent to the Lender in consideration of its establishment of the Deposit Account and making of the Deposit to be deemed accrued interest under the Tranche B Revolving Loan and payable as provided in the Second Amended and Restated Subordinated Secured Promissory Note dated on the date of this Agreement and made by the Parent in favor of the Lender in the face principal amount of $15,000,000.00 (the "Note"); and (iv) allow the Lender to make additional advances to the Parent from time to time under the Tranche B Revolving Loan; and

         WHEREAS, the Lender, the Parent and the Guarantors desire to allow the Parent to re-borrow at any time, and from time to time, principal amounts under the Subordinated Loan Agreement that have been repaid pursuant to either the conversion of indebtedness under the Tranche A Term Loan into shares of Series 2007-A Senior Preferred Stock of the Parent, or the conversion of indebtedness under the Tranche B Revolving Loan into shares of 2007-B Senior Preferred Stock of the Parent, in each case issued to the Lender in exchange for the forgiveness of such indebtedness; and

         WHEREAS, the Lender, the Parent and the Guarantors desire to amend certain provisions of the Subordinated Loan Agreement, Subordinated Guaranty and the Subordinated Security Agreement to facilitate the foregoing.

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Global Amendment, Parent, Guarantors, and Lender hereby agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subordinated Loan Agreement.

         SECTION 2. GLOBAL AMENDMENT. All references to any written agreement, document or note described or defined in the Subordinated Loan Agreement, Subordinated Guaranty or Subordinated Security Agreement shall be deemed to refer to such written agreement, document or note as the same may have been or may be amended, supplemented, modified, extended or restated from time to time.

         SECTION 3. AMENDMENTS TO SUBORDINATED LOAN AGREEMENT.

                  A. The first WHEREAS clause of the RECITALS of the Subordinated Loan Agreement is hereby amended by amending and restating such WHEREAS clause in its entirety as follows:

         WHEREAS, Borrower has requested that Lender make available to Borrower a loan in the aggregate principal amount of up to Fifteen Million Dollars ($15,000,000) (the "Loan"), on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth; and

                  B. The second sentence of Section 1.1 of the Subordinated Loan Agreement is hereby amended by amending and restating such sentence in its entirety as follows:

         The Loan shall be evidenced by a Second Amended and Restated Subordinated Secured Promissory Note in the face principal amount of Fifteen Million Dollars ($15,000,000), dated as of September 26, 2007, executed by Borrower in favor of Lender (the "Note").

                  C. Section 1.2 of the Subordinated Loan Agreement is hereby amended by amending and restating such Section in its entirety as follows:

         1.2 Advances under the Loan; Payment of Interest.

         (a) Commitments. Borrower has requested, and the Lender agrees, on the terms and conditions set forth in this Agreement, to extend credit to the Borrower from time to time prior to May 31, 2010 (the "Maturity Date") by making loans to the Borrower (i) on a non-revolving basis in an amount not to exceed the aggregate principal amount of Five Million Dollars ($5,000,000) (the "Tranche A Term Loan"), and (ii) on a revolving basis from time to time (the "Tranche B Revolving Loan"), provided, however, that at no time shall the aggregate outstanding amount of such loans exceed Ten Million Dollars ($10,000,000) (the "Revolving Commitment"). Upon the issuance to the Lender from time to time of shares of Borrower's Series 2007-A Senior Preferred in exchange for forgiveness of principal under the Tranche A Term Loan, (i) the maximum aggregate principal amount of the Tranche A Term Loan will be reduced, and (ii) the Revolving Commitment shall be increased, in each case on a dollar-for-dollar basis by the amount of the principal so forgiven under the Tranche A Term Loan. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay, and re-borrow from time to time hereunder the amount of the Revolving Commitment under this Section 1.2(a) to the extent that such repayment occurs only through the issuance to the Lender of shares of Borrower's Series 2007-B Senior Preferred in exchange for forgiveness of principal and accrued and unpaid interest under the Tranche B Revolving Loan.

         (b) Advances. Lender has made (i) prior advances under the Tranche A Term Loan in the aggregate amount of $7,000,000, of which $2,000,000 has been repaid by the Borrower pursuant to a conversion of that amount of indebtedness to Series 2007-A Senior Preferred of the Borrower, and (ii) prior advances under the Tranche B Revolving Loan of $5,000,000. All amounts contained in that certain deposit account established by Wells Fargo Retain Finance II, LLC or its affiliate ("Wells") for the account of Lender (the "Deposit Account") that Wells may at any time, and from time to time, set off against any obligations owed by Lender to Wells pursuant to that certain Limited Recourse Guaranty and Security Agreement by and between Lender and Wells dated September 26, 2007, shall be deemed advances by Lender to Borrower under the Tranche B Revolving Loan, in each case from the time of such set-off until such time as such amounts set off are restored and credited to the Deposit Account. Except as specified in the preceding sentence, Lender shall not be obligated to make any further advance to Borrower under the Loan. Any such further advance shall be made following Borrower's written request for such advance, at Lender's sole discretion and subject to such conditions as Lender shall specify.

         (c) Interest.

                  (i) Interest on the outstanding principal balance of the Tranche A Term Loan shall accrue at the rate of thirteen and one-half percent (13.5%) per annum (computed on the basis of a 360-day year consisting of twelve 30 day months). Interest on the outstanding principal balance of the Tranche B Revolving Loan shall accrue at the rate of eighteen percent (18%) per annum (computed on the basis of a 360-day year consisting of twelve 30 day months).

                  (ii) Interest on the outstanding principal balance of the Loan shall be payable, in arrears, on the first day of each month or, if any such date shall not be a business day, on the next succeeding business day to occur after such date (each date on which interest shall be so payable, an "Interest Payment Date"), provided that, (A) on each Interest Payment Date through and including the first Interest Payment Date on which the aggregate amount of interest accruing from March 1, 2007, through such Interest Payment Date under the Tranche A Term Loan and the Tranche B Revolving Loan equals or exceeds $1,000,000 (the "Final Mandatory Compounding Date"), the accrued interest under the Tranche A Term Loan payable on such date shall be added to the principal balance thereof and the accrued interest under the Tranche B Revolving Loan payable on such date shall be added to the Tranche B Revolving Loan, in each case in lieu of cash payment of such accrued interest by the Borrower; and (B) all accrued and unpaid interest shall be due and payable on the earlier of the Maturity Date and the date on which the Lender demands repayment pursuant to the terms of this Agreement.

                  (iii) On each Interest Payment Date occurring after the Final Mandatory Compounding Date, if any interest accrued under the Loan is not actually paid in cash to the Lender, at the Lender's option and in the Lender's sole discretion, the outstanding principal balance of the Loan shall be increased by an amount equal to the difference between
         (i) interest accruing on the principal balance of such tranche during the period from and including the previous Interest Payment Date to, but not including, such Interest Payment Date and (ii) interest actually paid in cash on the principal balance of such tranche on such Interest Payment Date, and such amount shall thereafter earn interest as principal. Any such increase to the principal amount of the Loan shall be deemed a payment of interest then due under the Note, and no Event of Default (as defined below) shall occur under this Agreement as a result thereof.

         (d) Deposit Account Fee. Prior to the Maturity Date and subject to the terms and conditions set forth in this Agreement, the Borrower shall pay to the Lender a fee (the "Deposit Account Fee") in consideration of Lender's establishment of the Deposit Account and making of the Deposit, in an amount determined in accordance with the following provisions:

                  (i) In respect of all amounts of the Deposit that continue to be held in the Deposit Account from time to time and against which Wells does not exercise its right of set-off under the Lender Guaranty, or which are set-off by Wells under the Lender Guaranty but are restored through payment or credit to the principal balance of the Deposit Account ("Deposited Collateral"), the Borrower shall pay to the Lender an amount equal to the excess of (i) the amount of interest that would accrue on such amounts of Deposited Collateral if such amounts were outstanding principal under the Tranche B Term Loan over (ii) the amount of interest paid by Wells to the Lender in respect of the Deposit Account, in each case during the period such Deposited Collateral is actually held on deposit in the Deposit Account; and

                  (ii) In respect of all amounts of the Deposit against which Wells exercises its right of set-off under the Lender Guaranty and which are not restored to the principal balance of the Deposit Account, the Borrower shall not pay a fee to the Lender.

         (e) The Deposit Account Fee shall be payable, in arrears, on the first day of each month or, if any such date shall not be a business day, on the next succeeding business day to occur after such date; provided, however, that in lieu of any payment in cash of the Deposit Account Fee, the amount of the accrued Deposit Account Fee shall be deemed for all purposes under this Agreement to be accrued but unpaid interest under the Tranche B Revolving Loan that shall be subject to addition to principal as provided in Sections 1.2(c)(ii) and (iii) of this Agreement.

                  D. Section 4.2 of the Subordinated Loan Agreement is hereby amended by amending and restating such Section in its entirety as follows:

         4.2 Advances under the Tranche B Revolving Loan. The obligation of Lender to fund the initial advance of $2,000,000 under the Tranche B Revolving Loan was subject to the acceptance and acknowledgment by execution of Borrower and delivery to Lender, on or prior to April 4, 2007, of that certain letter agreement between Lender and Borrower, dated as of March 30, 2007, regarding the $2,000,000 advance under this Agreement and the Note, a copy of which is attached hereto as Exhibit B. The obligation of Lender to fund all additional advances under the Tranche B Revolving Loan:

         (i) shall be subject to the fulfillment of each of the following conditions (any or all of which may be waived in writing by the Lender in its sole discretion):

                  (a) Borrower shall have and shall have caused Guarantors to have performed and complied in all material respects with all of the covenants, agreements, obligations and conditions required by this Agreement and the other Loan Documents;

                  (b) All representations and warranties of Borrower and Guarantors set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such additional advance, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (c) There does not exist any condition or event that constitutes a Default or an Event of Default, nor will any thereof occur after giving effect to such additional advance;

                  (d) Borrower shall have delivered to Lender an amended and restated subordinated secured promissory note executed by Borrower, in form and substance satisfactory to Lender;

                  (e) Borrower shall have delivered to Lender a global amendment and reaffirmation of subordinated debt documents, (a "Global Amendment") executed by Borrower and Guarantors, in form and substance satisfactory to Lender;

                  (f) Borrower shall have delivered to Lender an amendment to the Subordination and Intercreditor Agreement, executed by Borrower, Guarantors, and Wells, as the senior creditor, in form and substance satisfactory to Lender; and

         (ii) may, at the Lender's option, be subject to the fulfillment of any of the following conditions:

                  (a) Borrower shall have delivered to Lender a certificate of the secretary or assistant secretary of Borrower certifying that: the copy of the corporate charter and other publicly filed organizational documents of Borrower, certified by the Secretary of State or other appropriate public official in the jurisdiction in which Borrower is formed, and a copy of the bylaws of Borrower delivered to Lender in connection therewith, are true, correct and complete copies and, such corporate charters, organizational documents, and bylaws, have not been further amended, modified or rescinded and are in full force and effect as of the date of the Global Amendment;

                  (b) Borrower shall have caused each Guarantor to deliver to Lender a certificate of the secretary or assistant secretary of such Guarantor certifying that: (x) the copy of the corporate charter and other publicly filed organizational documents of such Guarantor, certified by the Secretary of State or other appropriate public official in the jurisdiction in which such Guarantor is formed and the copy of the bylaws or limited partnership agreement, as applicable, of such Guarantor delivered to Lender in connection therewith, are true, correct and complete copies and such corporate charters, organizational documents, bylaws and limited partnership agreement, as applicable, have not been further amended, modified or rescinded and are in full force and effect as of the date of the Global Amendment; and
                           (y) such Guarantor is in good standing in its jurisdiction of formation as of the date of the Global Amendment;

                  (c) Borrower shall have delivered to Lender certified copies of all corporate action taken by Borrower and each Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery and performance of the documents described in this
                           Section 4.2;

                  (d) Borrower shall have delivered to Lender a certificate as to the legal existence and good standing of Borrower, issued by the Secretary of State or other appropriate public official in the jurisdiction in which Borrower, no more than thirty days prior to the effective date of the Global Amendment; or

                  (e) Borrower shall have delivered to Lender all other documents and legal matters in connection with the transactions contemplated by this Agreement or the Global Amendment which shall be in form an substance satisfactory to Lender.

         SECTION 4. REFERENCES TO CERTAIN SUBORDINATED DEBT DOCUMENTS. All references to each of the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Agreement in any of the Loan Documents shall be deemed a reference to each of the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Agreement as amended by this Global Amendment. Except as expressly provided in this Global Amendment, the execution and delivery of this Global Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Agreement or any of the other Loan Documents executed in connection therewith. To the extent not inconsistent herewith, the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Agreement and each of the other Loan Documents executed by Parent, and Guarantors in connection therewith shall remain in full force and effect and are hereby ratified and confirmed by the parties thereto.

         SECTION 5. EFFECTIVE DATE. This Global Amendment shall become effective as of its date and shall bind all parties only upon (i) the execution and delivery by the Parent and Guarantors to Lender of this Global Amendment, (ii) the execution and deliver by the Parent, Guarantors, and Wells to Lender of that certain Second Amendment to Subordination and Intercreditor Agreement, dated as of the date hereof, and (iii) such other documents or agreements executed and delivered by Parent and Guarantors or any other party as Lender shall reasonably request; and shall be conditioned upon the correctness of all representations and warranties made by Parent and Guarantors.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND GUARANTORS. Each of the Parent and Guarantors hereby represents and warrants to Lender as follows:

                  A. Such party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Global Amendment in accordance with its terms. This Global Amendment has been duly executed and delivered by such party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                  B. The execution, delivery and performance of this Global Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                           (i) require any governmental approval or violate any
applicable law relating to such party;

                           (ii) conflict with, result in a breach of or
constitute a default under the organizational documents of such party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

                           (iii) result in or require the creation or imposition
of any lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such party.

                  C. That, after giving affect to the amendments set forth in this Global Amendment, the representations and warranties of such party set forth in the Loan Documents and in any other document, instrument or agreement executed or delivered in connection therewith are true and correct as of the date hereof as if made on the date hereof.

                  D. No Event of Default under the Loan Documents, other than as specifically waived herein, has occurred and is continuing as of this date.

         SECTION 7. NO NOVATION. It is the intention of the parties hereto that this Global Amendment shall not constitute a novation of the Subordinated Loan Agreement, Subordinated Guaranty or Subordinated Security Agreement and shall in no way adversely affect or impair the validity of the Loan Documents, it being the intention of the parties hereto merely to amend the Subordinated Loan Agreement, Subordinated Guaranty or Subordinated Security Agreement as expressly set forth herein.

         SECTION 8. COUNTERPARTS. This Global Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS GLOBAL AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

         SECTION 10. THIS GLOBAL AMENDMENT. This Global Amendment is executed pursuant to the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the same.

         SECTION 11. REAFFIRMATION. Guarantors hereby

                           (i) acknowledge that, as of the date hereof, the face
principal amount of the Subordinated Note has been increased to $15,000,000, the interest rate on the Tranche B Revolving Loan is 18% per annum, Lender has agreed to defer payment of approximately $1,000,000 of interest on the Loan and permit such accrued but unpaid interest to be added to the principal balance outstanding under the Note, and may, in its sole discretion, defer and/or permit the addition to principal of certain accrued interest under the Note in excess of $1,000,000, as provided in Section 3(B) of this Global Amendment;

                           (ii) agree that each of the Subordinated Guaranty and
Subordinated Security Agreement remains in full force and effect and continues to be the legal, valid and binding obligation of each of the Guarantors enforceable against each of the Guarantors in accordance with its terms, except as expressly modified by the relevant provisions of this Global Amendment; and

                           (iii) affirms that the Subordinated Guaranty
guarantees all of the present and future indebtedness owing by Parent to Lender under or in connection with the Subordinated Loan Agreement and the other Loan Documents, as modified by the Amendments, and the Subordinated Security Agreement secures all of the payment and performance obligations of Parent and Guarantors, whether now existing or hereafter arising, under the Subordinated Loan Agreement, the Note or the Subordinated Guaranty, as modified by the Amendments.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned Lender has executed this Global Amendment as of the date first above written.


                  LENDER:

                  RONHOW, LLC, a Georgia limited liability company

                  By: Ronus, Inc., a Georgia corporation,
                      Managing Member

                      By: /s/ Robert L. Anderson
                          ------------------------------
                          Robert L. Anderson, President

IN WITNESS WHEREOF, the undersigned Parent and Guarantors have executed this Global Amendment as of the date first above written.


                           PARENT:
                           -------

                           HAROLD'S STORES, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           GUARANTORS:
                           -----------


                           HAROLD'S FINANCIAL CORPORATION

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S DIRECT, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S STORES OF TEXAS, L.P.

                           By: HSTX, Inc., General Partner

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S OF JACKSON, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           THE CORNER PROPERTIES, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO

                           HAROLD'S DBO, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S LIMITED PARTNERS, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HSTX, INC.

                           By: /s/ Ron Staffieri
                               --------------------------
                           Name: Ron Staffieri
                           Title: CEO

                                    Exhibit B



                                   [attached]

                                   RonHow, LLC
                             3290 Northside Parkway
                                    Suite 250
                                Atlanta, GA 30302

                                 March 30, 2007


Harold's Stores, Inc.
765 Asp Avenue
Norman, OK  73069
Attn: Jodi Taylor, Chief Financial Officer


Dear Jodi:

         In conjunction with discussions among Harold's Stores, Inc. and its majority investors regarding continued financial support for Harold's, the parties have developed a short-term financing plan as outlined in the attached summary term sheet.

         Given Harold's immediate need for cash, RonHow is willing to make an additional $2 million advance under the existing Subordinated Loan Agreement and related note, each dated as of August 31, 2006. As a condition to making this advance, RonHow is requiring that Harold's agree to the following:

         1. Subject to the approval of Harold's senior lender, Wells Fargo Retail Finance II, LLC, interest will accrue on this $2 million advance at a rate of 18.0% per annum. Upon such approval, the 18.0% per annum rate will be applied retroactively to the date of the advance, in place of the 13.5% per annum rate otherwise applicable pursuant to the current terms of the subordinated note.

         2. Harold's will use commercially reasonable efforts to obtain, as promptly as practicable, the approval of Wells Fargo for the 18.0% per annum interest rate on such advance.

         3. Harold's will execute and deliver, and cause the guarantors of the subordinated loan to execute and deliver, any and all documents reasonably requested by RonHow to evidence the 18.0% per annum interest rate accruing on the advance and the continuing effectiveness of the guaranty and security provided by the guarantors with respect to all of the indebtedness outstanding under the subordinated debt facility, including this additional advance.

         4. Harold's will use commercially reasonable efforts to obtain, as promptly as practicable, the consent and approval of Wells Fargo to all aspects of the proposed

Harold's Stores, Inc.
March 30, 2007
Page 2

              short-term financing plan as described in the attached summary term sheet that require Wells Fargo's approval.


         If Harold's is in agreement with the above conditions to the $2 million advance, please execute the enclosed copy of this letter in the place indicated below and return it to me.


                                           Sincerely,

                                           /s/ Robert L. Anderson
                                           ------------------------------
                                           Robert L. Anderson
                                           President, Ronus, Inc.,
                                           Managing Member of RonHow, LLC


Accepted and agreed to on behalf of Harold's Stores, Inc.



By: /s/ Jodi L. Taylor
    ------------------------------
    Title: Chief Financial Officer
    Date: March 30, 2007